                                                                   Exhibit 10(g)


                                ESCROW AGREEMENT

                  This Escrow Agreement (the "AGREEMENT"), dated as of ________, 2000, by and among Koch Agriculture Company, a Nebraska corporation ("KOCH AGRICULTURE"), Purina Mills, Inc. a Delaware corporation formerly known as PM Holdings Corporation ("PURINA") and Bank One Trust Company, National Association, a national banking association with its corporate trust office located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126 (the "ESCROW AGENT").


                                    RECITALS
                                    --------

A.       Prior to ________________________, 2000, Purina was known as PM
         HOLDING Corporation ("PM HOLDINGS") and owned one-hundred percent (100%) of the capital stock of the Delaware corporation known as Purina Mills, Inc. ("OLD PMI").

B. On October 28, 1999, PM Holdings, Old PMI and certain of Old PMI's subsidiaries (collectively, the "DEBTORS") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code.

C. On November 9, 1999, Koch Industries, Inc. ("KOCH"), Koch Agriculture and certain holders of Old PMI's 9% Senior Subordinated Notes Due 2010, (the "Noteholders") entered into a settlement agreement, pursuant to which the parties reached an agreement with respect to the settlement of certain issues regarding Koch, Koch Agriculture and PM Holdings, Old PMI and their respective estates.

D. On January 18, 2000, the Debtors filed a Joint Plan of Reorganization, a copy of which is attached hereto as EXHIBIT A (as the same may be amended in accordance with the terms thereof, the "PLAN") with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT") embodying, among other things, the terms of the settlement between Koch, Koch Agriculture and the Noteholders, as modified by subsequent negotiations and agreements.

E. Pursuant to the Plan and that certain Agreement and Plan of Merger dated as of __________, 2000, and concurrent with the effectiveness of this Agreement, Old PMI has merged with and into PM Holdings (the "MERGER"). PM Holdings survived the Merger and changed its name to Purina Mills, Inc.

F. Pursuant to the Plan and in connection with the Merger, Koch Agriculture has agreed to deposit an amount equal to sixty million dollars ($60,0000,000) into an escrow account (the "ESCROW ACCOUNT").

         (i) On the date the Plan becomes effective ("the EFFECTIVE DATE"), the Escrow Agent shall distribute the Escrow Payment (as defined herein) to Purina as a contribution to capital by Koch Agriculture and any Escrow Remainder (as defined herein) to Koch Agriculture (the "EFFECTIVE DATE DISBURSEMENT").

         (ii) If the conditions to the Effective Date as set forth in the Plan are not satisfied or duly waived as set forth in Article IX of the Plan, Koch Agriculture, in its sole discretion, may direct the Escrow Agent to return the Escrow Funds (as defined herein) to Koch Agriculture (the "EFFECTIVE DATE FAILURE DISBURSEMENT").

G. Capitalized words and phrases used herein and not otherwise defined will have the same meanings as set forth in the Plan.


                                    AGREEMENT
                                    ---------

                  In consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       MECHANICS OF THE ESCROW ACCOUNT.

                  (a)      CERTAIN DEFINITIONS.

                           (i) "ESCROW AMOUNT" shall mean sixty million dollars
                  ($60,000,000).

                           (ii) "ESCROW FUNDS" shall mean the amount of money in
                  the Escrow Account at any particular time pursuant to the terms of this Agreement.

                           (iii) "ESCROW PAYMENT" shall mean the Escrow Amount
                  less the distributions required to be made therefrom pursuant to Section 5(g).

                           (iv) "ESCROW REMAINDER" shall mean the Escrow Funds
                  less the Escrow Payment.

                           (v) "ESCROW ACCOUNT" shall mean the separate account
                  maintained by the Escrow Agent under the terms of this Agreement.

                  (b) ESTABLISHMENT OF ESCROW ACCOUNT AND RECEIPT OF ESCROW AMOUNT.

                           (i) Koch Agriculture hereby deposits with the Escrow
                  Agent the Escrow Amount to be held in escrow by the Escrow Agent. The Escrow Agent accepts said sum and agrees to establish the Escrow Account therefor in its capacity as Escrow Agent pursuant to the terms of this Agreement.

                           (ii) Koch Agriculture and Purina shall each execute
                  and deliver to the Escrow Agent a certificate of incumbency substantially in the form of Exhibit B hereto for the purpose of establishing the identity of the representatives

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


         of Koch Agriculture and Purina entitled to issue instructions or directions to the Escrow Agent on behalf of each such party. In the event of any change in the identity of such representatives, a new certificate of incumbency shall be executed and delivered to the Escrow Agent by the appropriate party. Until such time as the Escrow Agent shall receive a new incumbency certificate, the Escrow Agent shall be fully protected in relying without inquiry on any then current incumbency certificate on file with the Escrow Agent.

                  (c)      INVESTMENT OF ESCROW FUNDS.

                           (i) The Escrow Agent agrees to invest and reinvest funds in the Escrow Account, but only upon written instructions signed by an authorized agent of Koch Agriculture, in The One Group ______________ Fund, or other investments as outlined in Exhibit C hereto.

                           (ii) The parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Escrow Account or the purchase, sale, retention or other disposition of any permitted investment.

                           (iii) Interest and other earnings on permitted investments shall be added to the Escrow Account. Any loss or expense incurred as a result of an investment will be borne by the Escrow Account. In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in The One Group Treasury Money Market Fund Class I or a successor or similar fund.

                           (iv) The Escrow Agent is hereby authorized to execute purchases and sales of permitted investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent shall send statements to each of the parties hereto on a monthly basis reflecting activity in the Escrow Account for the preceding month. Although Koch Agriculture and Purina each recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, Koch Agriculture and Purina hereby agree that confirmations of permitted investments are not required to be issued by the Escrow Agent for each month in which a monthly statement is rendered. No statement need be rendered for the Escrow Account if no activity occurred for such month.

                           (v) Koch Agriculture and Purina acknowledge and agree that the delivery of the escrowed property is subject to the sale and final settlement of permitted investments. Proceeds of a sale of permitted investments will be delivered on the business day on which the appropriate instructions are delivered to the Escrow Agent if received prior to the deadline for same day sale of such permitted investments. If such instructions are received after the applicable deadline, proceeds will be delivered on the next succeeding business day.


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         2. EFFECTIVE DATE DISBURSEMENT. On the Effective Date, if any, Koch
Agriculture and Purina shall deliver joint written instructions to the Escrow Agent directing the Escrow Agent to disburse (a) the Escrow Payment to Purina and (b) the Escrow Remainder to Koch Agriculture. The Escrow Agent will make these disbursements promptly and prior to cancellation of Koch Agriculture's ownership interest in Old PM Holdings.

         3. EFFECTIVE DATE FAILURE DISBURSEMENT.

                  (a) If the conditions to the Effective Date as set forth in the Plan are not satisfied or duly waived pursuant to Article IX of the Plan, Koch Agriculture, in its sole discretion, may deliver written instructions to the Escrow Agent directing the release of the Escrow Funds to Koch Agriculture. The Escrow Agent will make this release promptly.

                  (b) In these written instructions, Koch Agriculture will certify, under penalty of perjury that:

                           (i) The conditions to the Effective Date of the Plan
                  have not been satisfied or duly waived in accordance with
                  Article IX of the Plan; and

                           (ii) Koch Agriculture therefore exercises its right
                  to recover the Escrow Funds from the Escrow Agent.

                  (c) A copy of the written instructions to be delivered to the Escrow Agent pursuant to Sections 3(a) and 3(b) above shall be delivered to Purina not less than two (2) business days prior to the delivery to the Escrow Agent.

         4. TERMINATION. This Agreement will terminate on the earliest of the Escrow Agent's receipt of (a) joint written instructions from Koch Agriculture and Purina ordering the disbursement of the Escrow Funds pursuant to Section 2, ( b) written instructions from Koch Agriculture ordering the release of the Escrow Funds pursuant to Section 3 and (c) a certificate signed by Koch Agriculture and Purina stating that this Agreement has been terminated.

         5. PARTIES' DUTIES AND LIABILITY.

                  (a) The duties and obligations of the Escrow Agent shall be determined solely by the terms of this Agreement. The Escrow Agent shall be under no obligation to refer to any documents other than this Agreement (and the Plan for definitional purposes) and shall not have any duties or responsibilities except as provided in this Agreement. The Escrow Agent shall not be obligated to recognize, and shall not have any liability or responsibility arising under, any agreement to which it is not a party, including, but not limited to, the Plan.

                  (b) The Escrow Agent shall not be liable to Koch Agriculture or Purina except for its own negligence or willful misconduct. Except with respect to claims based upon such negligence or willful misconduct that are successfully asserted against the Escrow Agent, Koch Agriculture and Purina shall jointly indemnify and hold harmless the Escrow Agent and any successor to the Escrow Agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including, but not limited to, reasonable attorneys' fees and


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disbursements, arising out of and in connection with this Agreement. Such indemnification shall survive the Escrow Agent's resignation or removal, or the termination of this Agreement.

                  (c) The Escrow Agent shall have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees. Any banking association or corporation into which the Escrow Agent may be merged, converted or with which the Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any banking association or corporation to which all or substantially all of the corporate trust business of the Escrow Agent shall be transferred, shall succeed to all the Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  (d) Koch Agriculture and Purina may examine the Escrow Funds and related records at the Escrow Agent's office during normal business hours.

                  (e) The Escrow Agent shall not be bound by any succession to or assignment of the interests in this Agreement by Koch Agriculture or Purina until Koch Agriculture or Purina, as applicable, provide the Escrow Agent with written evidence of such succession or assignment in a form reasonably satisfactory to the Escrow Agent.

                  (f) Except as set forth in those sections of this Agreement which permit the Escrow Agent to act on the independent instructions of Koch Agriculture, the Escrow Agent shall disregard all instructions, notices, warnings or demands given or made by Koch Agriculture, Purina or any other person, unless the notices, warnings or demands are jointly given or made by Koch Agriculture and Purina. All joint instructions, notices, warnings and demands may be executed in counterparts.

                  (g) If a controversy arises between Koch Agriculture and Purina, then the Escrow Agent shall not be required to resolve the controversy or take any action, and may await resolution of the controversy by joint instructions from Koch Agriculture and Purina or by a final decision by a court of competent jurisdiction (a "FINAL DECISION"). If the Escrow Agent becomes involved in arbitration or litigation in connection with this Agreement, it shall (i) have the right to retain counsel, (ii) have a lien on the Escrow Funds for any and all reasonable costs, attorneys' fees, charges, disbursements and expenses in connection with such arbitration or litigation and (iii) be entitled to reimburse itself for such costs out of the Escrow Funds. If the Escrow Funds are insufficient for the Escrow Agent to reimburse itself, Koch Agriculture and Purina shall jointly indemnify the Escrow Agent for its reasonable costs, attorneys' fees, charges, disbursements and expenses in connection with such arbitration or litigation. If any controversy between Koch Agriculture and Purina is resolved in favor of Koch Agriculture and the Escrow Funds are delivered to Koch Agriculture pursuant to Section 3 above, Koch Agriculture shall have an Allowed Administrative Claim against Purina in the amount equal to the amount of the Escrow Funds utilized to reimburse the Escrow Agent pursuant to this Section 5(g).

                  (h) The Escrow Agent does not have any interest in the Escrow Funds and is serving only as a holder in possession. If any payments of income attributable to the Escrow Funds are subject to United States tax withholding regulations, Koch Agriculture and Purina shall provide the Escrow Agent with W-9s and W-8s, as applicable, as well as other appropriate

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



Internal Revenue Service forms for and detailed written procedures concerning the appropriate disbursement or retention of said funds. Koch Agriculture shall be responsible for the payment of any and all taxes imposed in respect of income attributable to the Escrow Funds. For all tax purposes, Koch Agriculture shall treat any and all disbursements made pursuant to Section 2(a) of this Agreement as a contribution to the capital of Purina.

                  (i) The Escrow Agent shall be entitled to rely upon any Final Decision, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance on any instrument or signature reasonably believed by it to be genuine and, if reasonable, may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct the Escrow Agent on behalf of that party unless written notice to the contrary is delivered to the Escrow Agent.

                  (j) The Escrow Agent may act pursuant to the advice of competent outside counsel with respect to any matter relating to this Agreement and will not be liable for any action taken or omitted by it in good faith in accordance with such advice.

         6. COMPENSATION OF THE ESCROW AGENT. The Escrow Agent shall be entitled to compensation for its services hereunder in accordance with Exhibit D attached hereto, which is made a part hereof, and for reimbursement of its out-of-pocket expenses, including, but not by way of limitation, the fees and costs of attorneys or agents that the Escrow Agent may find necessary to engage in performance of its duties hereunder, fifty percent (50%) of which shall be paid by Purina when due and fifty percent (50%) of which shall be paid by Koch Agriculture when due. The Escrow Agent shall have, and is hereby granted, a prior lien upon any property, cash or assets of the Escrow Account solely with respect to its unpaid fees and nonreimbursed expenses, which lien shall be superior to the interests of any other persons or entities.

         7. SUCCESSOR ESCROW AGENT. The Escrow Agent may resign as escrow agent by giving written notice to Koch Agriculture and Purina at least thirty (30) calendar days in advance of the effective date of its resignation. On the effective date of any resignation of any Escrow Agent, the Escrow Agent shall thereafter deliver the Escrow Funds to any successor escrow agent that Koch Agriculture and Purina jointly specify in writing to the Escrow Agent. If such notice is not received by the Escrow Agent on or before the effective date of its resignation, the Escrow Agent may deliver the Escrow Funds to any bank, financial institution or trust company, having an office in the State of Delaware and having capital, surplus and undivided profits of a total of at least one hundred million dollars ($100,000,000) and which is willing to assume the Escrow Agent's obligations under this Agreement. Until the Escrow Agent delivers the Escrow Funds to a successor escrow agent, the Escrow Agent shall hold the Escrow Funds in accordance with the terms of this Agreement and shall comply with all of its obligations hereunder. Koch Agriculture and Purina have the right, at any time and upon their mutual consent, to substitute a new escrow agent by giving thirty (30) calendar days' prior written notice to the then-current escrow agent.

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         8.       MISCELLANEOUS.

                  (a) All notices, consents, requests, claims, demands, instructions or other communications to be given hereunder by any party shall be in writing. All such notices, consents, requests, claims, demands, instructions or other communications may be given personally, by registered or certified mail (with proof of receipt, postage and expenses prepaid, return receipt requested), express package service or facsimile. All such notices shall be deemed to be received as follows: (i) if delivered personally, when received, (ii) if mailed, three (3) days after being mailed, (iii) if sent by express package service, when signed for and (iv) if sent by facsimile, when the facsimile has been transmitted over the telephone lines, as evidenced by a facsimile confirmation report generated by the transmitting machine. Notices will be addressed as follows:

                      (i)      if to Koch Agriculture, to:

                               Koch Agriculture Company
                               4111 East 37th Street North
                               Wichita, Kansas 67220
                               facsimile: (316) 828-3133
                               attention: Tye Darland, Esq.

                               with a copy to:

                               Skadden, Arps, Slate, Meagher & Flom (Illinois) 333 West Wacker Drive
                               Suite 2100
                               Chicago, Illinois 60606
                               facsimile: (312) 407-0411
                               attention:  David S. Kurtz, Esq.

                      (ii)     if to Purina, to:

                               Purina Mills, Inc.
                               1401 South Hanley Road
                               St. Louis, Missouri 63144
                               facsimile:  (314) 768-4470
                               attention:  David G. Kabbes, General Counsel

                               with a copy to:

                               Jones, Day, Reavis & Pogue
                               North Point
                               911 Lakeside Avenue
                               Cleveland, Ohio  44114
                               facsimile:  (216) 579-0212
                               attention:   Richard M. Cieri, Esq.


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


               (iii)  if to the Escrow Agent, to:
                      Bank One Trust Company, National Association
                      1 Bank One Plaza, Suite IL1-0126
                      Chicago, Illinois  60670-0126

                      facsimile: (312) 407-4232
                      attention: Leland Hansen, Global Corporate Trust Services

or such other addresses as the parties may have furnished to each other pursuant to the provisions of this Section.

                  (b) This Agreement may be executed in one or more counterparts, all of which taken together will constitute one instrument.

                  (c) The laws of the State of Delaware will govern the validity and interpretation of this Agreement and the performance of the parties of their respective duties and obligations without regard to conflict of laws principles.


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


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                               KOCH AGRICULTURE COMPANY



                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________


                                               PURINA MILLS, INC.



                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________


                                               BANK ONE TRUST COMPANY, NATIONAL
                                               ASSOCIATION, as Escrow Agent

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                    EXHIBIT A
                                    ---------

                                      Plan

                                    EXHIBIT B
                                    ---------

                            Certificate of Incumbency

                            CERTIFICATE OF INCUMBENCY


         The undersigned, ____________________, of ______________, hereby certifies that the following named officers are duly appointed, qualified and acting in the capacity set forth opposite his/her name, and the following signature is the true and genuine signature of said officer.

                Name                               Title                              Signature

         -----------------                  -----------------                   ---------------------

         -----------------                  -----------------                   ---------------------


         Such officers are hereby authorized to furnish the Escrow Agent with directions relating to any matter concerning this Escrow Agreement and the funds and/or property held pursuant thereto.

         IN WITNESS WHEREOF, ____________________ has caused this Certificate of Incumbency to be executed by its officer duly authorized this _____ day of _______, 2000.


                                                     KOCH AGRICULTURE COMPANY



                                                     By_________________________
                                                     Name
                                                     Title

                            CERTIFICATE OF INCUMBENCY


         The undersigned, ____________________, of ______________, hereby certifies that the following named officers are duly appointed, qualified and acting in the capacity set forth opposite his/her name, and the following signature is the true and genuine signature of said officer.

                Name                               Title                              Signature

         -----------------                  -----------------                   ---------------------

         -----------------                  -----------------                   ---------------------


         Such officers are hereby authorized to furnish the Escrow Agent with directions relating to any matter concerning this Escrow Agreement and the funds and/or property held pursuant thereto.

         IN WITNESS WHEREOF, ____________________ has caused this Certificate of Incumbency to be executed by its officer duly authorized this _____ day of _______, 2000.


                                                  PURINA MILLS, INC.



                                                  By____________________________
                                                  Name
                                                  Title

                                    EXHIBIT C
                                    ---------

                                 Investment Form

                                    EXHIBIT D
                                    ---------

                          Schedule of Escrow Agent Fees